Exhibit 10.3

TRADEMARK AND PATENT SECURITY AGREEMENT

This Trademark and Patent Security Agreement (this “Trademark and Patent Security Agreement”), dated July 16, 2013, by MALIBU BOATS, LLC, a Delaware limited liability company (the “Debtor”), entered into in favor of SUNTRUST BANK, a Georgia state banking corporation (together with its successors and assigns, the “Secured Party”) as Administrative Agent for the Lenders, pursuant to the agreement titled Security Agreement and dated as of the date hereof (the “Security Agreement”).

W I T N E S S E T H:

WHEREAS, the Debtor is party to the Security Agreement in favor of the Secured Party, for the benefit of the holders of Indebtedness, pursuant to which the Debtor is required to execute and deliver this Trademark and Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders to extend certain credit described in the Security Agreement, the Debtor hereby agrees with the Secured Party as follows:

Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

Section 2. Grant of Security Interest in Trademark and Patent Collateral. The Debtor hereby pledges and grants to the Secured Party, for the benefit of the holders of the Indebtedness, a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of the Debtor (collectively, the “Trademark and Patent Collateral”):

(a) Presently existing and hereafter arising trademarks and patents of the Debtor, including, without limitation, those listed on Schedule 1 attached hereto;

(b) all goodwill associated with the business conducted by Debtor in connection with and symbolized by the trademarks owned by Debtor; and

(c) all proceeds, license rights, royalties, rights to payment, accounts receivable, payment intangibles, proceeds from any litigation, indemnity or warranty with respect to any and all of the foregoing.

Section 3. Security Agreement. The security interest granted pursuant to this Trademark and Patent Security Agreement is granted in conjunction with the security interest granted to the Secured Party, for the benefit of the holders of the Indebtedness, pursuant to the Security Agreement, and the Debtor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Trademark and Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark and Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Secured Party shall otherwise determine.

Section 4. Termination. Upon the full payment and performance of the Indebtedness (other than unmatured indemnification obligations), upon written request of the Debtor, the Secured Party shall execute, acknowledge, and deliver to the Debtor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks and Patents under this Trademark and Patent Security Agreement.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

-SIGNATURE PAGE FOLLOWS-

IN WITNESS WHEREOF, the Debtor has caused this Trademark and Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

DEBTOR:

MALIBU BOATS, LLC

By:	/s/ Paras Mehta

Name:	Paras Mehta

Title:	Secretary

Accepted and Agreed:

SECURED PARTY:

SUNTRUST BANK

By:	/s/ Carle A. Felton III

Name:	Carle A. Felton III

Title:	Director

SCHEDULE I

U.S. Patents

Issued Patents

Title	Patent No.	Issue Date
WAKE TOWER	D678168	03/19/13
WAKE TOWER	D666135	08/28/12
WAKE TOWERS AND METHODS OF USE AND MANUFACTURE THEREOF	8171874	05/08/12
METHOD AND APPARATUS FOR DAMPENING RUDDER VIBRATION	8171870	05/08/12
METHOD AND APPARATUS FOR MODIFYING WAKE	7140318	11/28/06
WINDSHIELD EDGE ASSEMBLY AND METHOD	6647915	11/18/03

Pending Application

Title	Appl. No.	Filing Date
WAKE TOWERS AND METHODS OF USE AND MANUFACTURE THEREOF	13463613 20120279432	02/26/10

U.S. Trademarks

Registered Marks

Mark	Reg. No.	Reg. Date
SURF GATE and Design	4284081	01/29/13
M and Design	4332860	05/07/13
MALIBU BOATS and Design	4329376	04/30/13
TXI	4186116	08/07/12
MXZ	4256428	12/11/12
AXIS and Design	3928212	03/08/11
AXIS	3928211	03/08/11
RESPONSE	3106853	06/20/06
WAKESETTER	3109324	06/27/06
MALIBU	2976242	07/26/05
AXIS WAKE RESEARCH	3782040	04/27/10
SUNSCAPE	2464630	06/26/01
Design only	1941229	12/12/95
FLIGHTCRAFT	1636091	02/26/91
MALIBU	1603623	06/26/90

Pending Application

Mark	Appl. No.	Filing Date
MONSOON	85905379	04/16/13